UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 17, 2025
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UPBOUND GROUP, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	UPBD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.04 Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

On November 17, 2025, Upbound Group, Inc. (the “Company”) received notice of and sent a notice (the “Blackout Notice”) to its directors and executive officers regarding an upcoming blackout period (the “Blackout Period”) that will be imposed in order to effect the transition of the assets, recordkeeping, and administration of the Upbound 401(k) Retirement Savings Plan (the “Plan”) from JPMorgan/Empower to Fidelity Investments. During the Blackout Period, participants and beneficiaries in the Plan will be prevented from effecting certain transactions in the Plan, including transactions in the Upbound Group, Inc. stock fund. The Blackout Notice informed the Company’s directors and executive officers that during the Blackout Period they will be subject to certain trading restrictions with respect to the Company’s common stock, par value $.01 per share (including derivative securities such as stock options), acquired in connection with their services as a director or an executive officer of the Company. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR, which prohibit trading in Company securities by directors and executive officers during certain blackout periods relating to the Plan. The Blackout Period is expected to begin on December 24, 2025 at 4:00 p.m. Eastern time and is expected to end during the week of January 25, 2026. A copy of the Blackout Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information regarding the Blackout Period, including the actual beginning and ending dates of the Blackout Period, by contacting the Company’s Benefits Department at 5501 Headquarters Drive, Plano, Texas 75024 or at (866) 331-2769, to which all inquiries regarding the Blackout Period should be directed.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith.

Exhibit No.	Description
99.1	Notice of blackout period dated November 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	November 21, 2025	By:	/s/ Bryan Pechersky
Bryan Pechersky
EVP, General Counsel and Corporate Secretary